UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2022

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-40931		86-2759890
(Commission File Number)		(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 967-5294
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets and Extinguishment of Debt.

As previously disclosed, Stronghold Digital Mining, Inc. (the “Company”), its subsidiaries Stronghold Digital Mining LLC, a Delaware limited liability company (“SDM”), and Stronghold Digital Mining BT, LLC, a Delaware limited liability company (“Digital Mining BT”, and together with SDM, the “Sellers”), and the Company’s operating partnership subsidiary Stronghold Digital Mining Holdings, LLC, a Delaware limited liability company (together with the Sellers and the Company, the “Seller Parties” and each, a “Seller Party”), entered into an Asset Purchase Agreement, dated August 16, 2022 (the “Asset Purchase Agreement”) with NYDIG ABL LLC, a Delaware limited liability company formerly known as Arctos Credit, LLC (“NYDIG”), and The Provident Bank, a Massachusetts savings bank (“BankProv” and together with NYDIG, “Purchasers” and each, a “Purchaser”).

Pursuant to the master equipment financing agreement entered into between SDM and NYDIG on June 25, 2021 (the “Arctos/NYDIG Financing Agreement”) and the master equipment financing agreement entered into between Digital Mining BT and NYDIG on December 15, 2021 (the “Second NYDIG Financing Agreement” and together with the Arctos/NYDIG Financing Agreement, the “NYDIG Financing Agreements”), the Seller Parties pledged as collateral under the NYDIG Financing Agreements certain Bitcoin miners the Seller Parties purchased with borrowings under the NYDIG Financing Agreements (together with certain related agreements to purchase miners, the “APA Collateral”). Under the Asset Purchase Agreement, the Seller Parties agreed to sell, and the Purchasers (or their respective designee) agreed to purchase, the APA Collateral in a private disposition in exchange for the forgiveness, reduction and release of all principal, interest, and fees owing under each of the NYDIG Financing Agreements (collectively, the “NYDIG Debt”). Upon the signing of the Asset Purchase Agreement, the amount of principal under the NYDIG Debt outstanding was approximately $67.4 million.

On September 30, 2022, the Seller Parties completed the sale of the initial three tranches of the APA Collateral to BankProv pursuant to the Asset Purchase Agreement in exchange for the extinguishment of $27.4 million of principal under the NYDIG Debt and related interest (the “BankProv Settlement”). On October 13, 2022, the Seller Parties completed the sale of three tranches of APA Collateral to NYDIG pursuant to the Asset Purchase Agreement in exchange for the extinguishment of $37.9 million of principal under the NYDIG Debt and related interest (the “NYDIG Settlement”). Following the NYDIG Settlement, together with the BankProv Settlement, the aggregate amount of principal under the NYDIG Debt extinguished is $65.3 million.

The sale of all Bitcoin miners included in the APA Collateral that were in the Company’s possession at the Panther Creek Plant and Scrubgrass Plant at the time the Asset Purchase Agreement was executed and the related forgiveness, reduction and release of the NYDIG Debt associated with such Bitcoin miners have been completed. The sale of the remainder of the APA Collateral, and the extinguishment of the related, remaining portion of the NYDIG Debt, will be settled in accordance with the terms and conditions set forth under the Asset Purchase Agreement, including an inspection period. As of October 13, 2022, only $2.1 million remained outstanding under the NYDIG Financing Agreements, such amount being related to 504 Bitcoin miners that are in the possession of US Customs and Border Control. The Company expects the 504 miners that are in the possession of US Customs and Border Control to be released in the near future and the remaining extinguishment of the NYDIG Debt to be consummated in accordance with the terms of the Asset Purchase Agreement thereafter. As a result of this transaction, the Company expects to recognize a loss of approximately $21 million in the third quarter of 2022. The loss amount has been estimated based solely on the value of the deposit paid for the undelivered miners forming the APA Collateral, the net book value of the delivered miners forming the APA Collateral, and the principal amount and funding costs of the NYDIG Debt.

Item 7.01	Regulation FD Disclosure.

A copy of the press release and slide presentation announcing certain business updates is furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and is incorporated into this Item 7.01 by reference. Further, on October 13, 2022, the Company filed a Registration Statement on Form S-1 (File No. 333-267869) with the Securities and Exchange Commission (the “SEC”), which contains updated business, risk factors, and other disclosure. The Company's filings with the SEC are available to the public through the Internet at the SEC's website at http://www.sec.gov.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Items

Northern Data Settlement Agreement and Termination of Hosting Agreement

On September 30, 2022, SDM, Stronghold Digital Mining Operating, LLC (“Operating”) and Stronghold Digital Mining Hashco, LLC (“Hashco”) entered into a Settlement Agreement with Northern Data PA LLC (“NDPA”) and 1277963 B.C. Ltd. (“Bitfield”, and together with NDPA, “Northern Data”) whereby the previously disclosed Hosting Agreement between NDPA and SDM dated August 17, 2021 (as amended, the “Hosting Agreement”) was mutually terminated.

Pursuant to the Settlement Agreement, for a term of two years until October 1, 2024, the Company has the right to lease from Northern Data for its exclusive use, access, and operation (i) 24 Northern Data manufactured pods (the “Northern Data Pods”) capable of supporting approximately 550 Bitcoin miners each for an aggregate amount of approximately 13,200 available slots and (ii) four Strongboxes (“Strongboxes”) that the Company previously sold to Northern Data capable of supporting approximately 264 Bitcoin miners each for an aggregate of approximately 1,056 mining slots for $1,000 annually. Following the Settlement Agreement, no future revenue share will be applicable for miners in the Northern Data Pods or Strongboxes, and Stronghold will receive 100% of the profits generated by Bitcoin miners in the Northern Data Pods and Strongboxes. The Company estimates that the Settlement Agreement will result in the Company saving approximately $0.5 to $1.1 million per month through 2023, based on (i) Northern Data Pods being fully utilized for approximately 1.33 EH/s of hash rate capacity, average miner efficiency 37 joules per terahash, and 95% miner uptime (ii) a Bitcoin price range of $17,500 to $30,000 and (iii) a network hash rate of 250 EH/s until the halving in April 2024, and reduced by 35% thereafter, compared to what would have been payable under the Hosting Agreement based upon the 35% profit share of mining revenue net of $0.027/kWh. At the end of the two-year term of the Settlement Agreement, the Company has the option, but not the obligation, to purchase the Northern Data Pods and Strongboxes for an amount between $2 million and $6 million based on the prevailing hash price at the time, net of a maximum of $1.5 million of expenditures that the Company has the option to use to upgrade the Northern Data Pods throughout the two-year term. The Company estimates that the Settlement Agreement will improve cash flow by approximately $7 to $20 million through September 2024 based on a Bitcoin price range of $17,500 to $30,000 and a network hash rate of 250 EH/s until the halving in April 2024.

Pursuant to the Settlement Agreement, we will pay Northern Data an aggregate amount of $4.5 million as follows (i) $2.5 million to Northern Data not later than October 3, 2022, which amount was paid to Northern Data on October 3, 2022 in full, (ii) $1.0 million to Northern Data not later than October 31, 2022; and (iii) $1.0 million to Northern Date not later than November 30, 2022.

May PIPE Election

As previously disclosed, on May 15, 2022, the Company entered into a note and warrant purchase agreement (the “May 2022 Purchase Agreement”) by and among the Company and the purchasers thereto (collectively, the “PIPE Purchasers”), whereby the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, (i) $33,750,000 aggregate principal amount of 10.00% unsecured convertible promissory notes (the “May 2022 Notes”) and (ii) warrants (the “May 2022 Warrants”). On August 16, 2022, the Company entered into an agreement with the PIPE Purchasers, whereby the Company agreed to amend the terms of the May 2022 Notes such that an aggregate of $11.25 million of the outstanding principal under the May 2022 Notes (the “Amended May 2022 Notes”) was exchanged for the amended and restated warrant agreement pursuant to which the strike price of the aggregate 6,318,000 May 2022 Warrants was reduced from $2.50 to $0.01. After giving effect to the principal reduction under the Amended May 2022 Notes, the Company will continue to make subsequent payments to the Purchasers on the fifteenth (15th) day of each of November 2022, December 2022, January 2023 and February 2023. The Company may generally elect to make each such payment (A) in cash or (B) in shares of its Class A common stock, at a twenty percent (20%) discount to the average of the daily VWAPs for each of the twenty (20) consecutive trading days preceding the payment date. The Company intends to elect to make a portion of the November 15, 2022 payment in shares of its Class A common stock.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the recent restructuring of the Company’s debt and the performance and satisfaction of various obligations under the agreements entered into in order to effect such restructuring of debt; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; our ability to perform our remaining obligations and satisfy all conditions to each Settlement under the Asset Purchase Agreement; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure crypto asset mining equipment from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; our ability to procure crypto asset mining equipment; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K filed on March 29, 2022 and our Quarterly Reports on Form 10-Q filed on May 16, 2022 and August 18, 2022, and in its Current Report on Form 8-K. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

●	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2022,

●	Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2022, and

●	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2021.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Financial Statements of Stronghold Digital Mining, Inc.
99.2*	Press release, dated October 14, 2022
99.3*	Slide Presentation, dated October 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: October 14, 2022	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Co-Chairman